Exhibit 10.2

Execution Version

GUARANTEE AGREEMENT

made by

the GUARANTORS

in favor of

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

Dated as of June 22, 2023

TABLE OF CONTENTS

Page

SECTION 1.

DEFINED TERMS

1.1	Definitions	3
1.2	Other Definitional Provisions	4

	SECTION 2.
	GUARANTEE

2.1	Guarantee	4
2.2	Right of Contribution	4
2.3	Postponement of Subrogation	5
2.4	Amendments, etc., with Respect to the Obligations	5
2.5	Guarantee Absolute and Unconditional	5
2.6	Reinstatement	6
2.7	Payments	6

	SECTION 3.
	REPRESENTATIONS AND WARRANTIES

	SECTION 4.
	COVENANTS

4.1	Compliance	6

	SECTION 5.
	MISCELLANEOUS

5.1	Amendments in Writing	7
5.2	Notices	7
5.3	No Waiver by Course of Conduct; Cumulative Remedies; Enforcement	7
5.4	Successors and Assigns	7
5.5	Set-Off	7
5.6	Counterparts	7
5.7	Severability	7
5.8	Section Headings	8
5.9	Integration	8
5.10	Governing Law	8
5.11	Submission To Jurisdiction; Waivers; Service of Process	8
5.12	Additional Guarantors	8
5.13	Releases	8
5.14	WAIVER OF JURY TRIAL	9
5.15	Keepwell	9

ANNEXES

Annex 1 Assumption Agreement

GUARANTEE AGREEMENT

GUARANTEE AGREEMENT, dated as of June 22, 2023, made by each of the signatories identified on the signature pages hereto as a “Guarantor” (collectively, and together with any other entity that may become a party hereto as provided herein, the “Guarantors”), in favor of JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Credit Agreement, dated as of June 22, 2023 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ON SEMICONDUCTOR CORPORATION (the “Borrower”), certain other parties thereto, the Lenders and the Administrative Agent.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Guarantor;

WHEREAS, the proceeds of the extensions of credit under the Credit Agreement may be used in part to enable the Borrower to make valuable transfers to one or more of the other Guarantors in connection with the operation of their respective businesses;

WHEREAS, the Borrower and the other Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and WHEREAS, it is a condition precedent to the obligation of the Lenders to make loans and the Issuing Banks to issuing Letters of Credit to the Borrower under the Credit Agreement that the Guarantors shall have executed and delivered this Guarantee to the Administrative Agent for the benefit of the Secured Parties;

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth and to induce the Administrative Agent, the Lenders and the Issuing Banks to enter into the Credit Agreement and to induce the Lenders and Issuing Banks to make their respective extensions of credit to the Borrower thereunder, each Guarantor hereby agrees with the Administrative Agent, for the benefit of the Secured Parties as follows:

SECTION 1.

DEFINED TERMS

1.1 Definitions.

(a)        Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

(b)        The following terms shall have the following meanings:

“Agreement”: this Guarantee Agreement, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Guarantors”: the collective reference to each Guarantor.

“Qualified ECP Loan Party”: in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time such Swap Obligation is incurred or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another person to qualify as an “eligible contract participant” at such time under §1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Termination Date” shall have the meaning set forth Section 2.1(d).

1.2 Other Definitional Provisions.

(a)        The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.

(b)        The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

SECTION 2.

GUARANTEE

2.1 Guarantee.

(a)        Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees, as primary obligor and not merely as surety, to the Administrative Agent for its benefit and for the benefit of the Secured Parties, the prompt and complete payment and performance when due of the Obligations.

(b)        Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents in respect of the Obligations shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

(c)        Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the Guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any other Secured Party hereunder.

(d)        The Guarantee contained in this Section 2 shall remain in full force and effect until all the Obligations (other than Cash Management Obligations and contingent reimbursement and indemnification obligations) of each Guarantor under the Guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding or each outstanding Letter of Credit has been Cash Collateralized (or otherwise backstopped in a manner reasonably satisfactory to the applicable Issuing Bank) and the Commitments shall be terminated (such date, the “Termination Date”), notwithstanding that from time to time during the term of the Credit Agreement any Loan Party may be free from any of the Obligations.

(e)        No payment or payments made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any other Secured Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments, other than any payment made by the Borrower or such Guarantor in respect of the Obligations or any payment received or collected from the Borrower or such Guarantor in respect of the Obligations, remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Termination Date.

2.2 Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the other Secured Parties, and each Guarantor shall remain liable to the Administrative Agent and the other Secured Parties for the full amount guaranteed by such Guarantor hereunder.

2.3 Postponement of Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any other Secured Party, no Guarantor shall seek to enforce any right of subrogation in respect of any of the rights of the Administrative Agent or any other Secured Party against the Borrower or any Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any other Secured Party for the payment of the Obligations, nor shall any Guarantor seek any contribution or reimbursement from any other Guarantor in respect of payments made by such Guarantor hereunder, until the Termination Date. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time prior to the Termination Date, such amount shall be held by such Guarantor in trust for the Administrative Agent and the other Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in substantially the same form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Obligations in the following order: first, to unpaid and unreimbursed documented out-of-pocket costs, expenses and fees of the Administrative Agent, second, to the Administrative Agent, for application by it toward payment of all amounts then due and owing and remaining unpaid in respect of the Obligations, pro rata among the Secured Parties according to the amount of the Obligations then due and owing and remaining unpaid and sufficient to Cash Collateralize all Letters of Credit outstanding on the date of any distribution, and if such moneys shall be insufficient to pay such amounts in full and Cash Collateralize all Letters of Credit outstanding, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the unpaid amounts thereof and to Cash Collateralize the Letters of Credit outstanding, and third, any surplus then remaining shall be paid to the applicable Loan Parties or their successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct. For the avoidance of doubt, nothing in the foregoing agreement by the Guarantor shall operate as a waiver of any subrogation rights.

2.4 Amendments, etc., with Respect to the Obligations. Unless and until the Termination Date has occurred, or with respect to any Guarantor, such Guarantor shall be released in accordance with Section 5.13, to the fullest extent permitted by applicable law, each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, (a) any demand for payment of any of the Obligations made by the Administrative Agent or any other Secured Party may be rescinded by the Administrative Agent or such Secured Party and any of the Obligations continued, (b) the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any other Secured Party, (c) the Credit Agreement, the other Loan Documents, the Letters of Credit and any other documents executed and delivered in connection therewith and the Cash Management Obligations or Swap Obligations and any other documents executed and delivered in connection therewith, may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be, or, in the case of any Cash Management Obligation or Swap Obligation, the Cash Management Bank or Hedge Bank party thereto) may deem necessary or advisable from time to time and (d) any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any other Secured Party for the payment of any of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for the Guarantee contained in this Section 2 or any property subject thereto.

2.5 Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, contraction, incurrence, renewal, extension, amendment, waiver or accrual of any of the Obligations, and notice of, or proof of reliance by, the Administrative Agent or any other Secured Party upon the Guarantee contained in this Section 2 or acceptance of the Guarantee contained in this Section 2; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended, waived or accrued, in reliance upon the Guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Administrative Agent and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. To the fullest extent permitted by applicable law, each Guarantor waives diligence, presentment, protest and notice of protest, demand for payment or performance, notice of default or nonpayment, notice of acceptance and any other notice in respect of the Obligations or any part of them, and any defense arising by reason of any disability or other defense of the Borrower or any of the Guarantors with respect to the Obligations (other than the defense that the Termination Date has occurred). Each Guarantor understands and agrees that this Agreement shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement or any other Loan Document, any Letter of Credit, any Cash Management Obligation, any Swap Obligation, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any other Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against the Administrative Agent or any other Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of such Guarantor under the Guarantee contained in this Section 2, in bankruptcy or in any other instance (in each case, other than the occurrence of the Termination Date). When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any other Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any other Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Secured Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

2.6 Reinstatement. The Guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

2.7 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid in Dollars to the Administrative Agent without setoff or counterclaim at the Administrative Agent’s Office.

SECTION 3.

REPRESENTATIONS AND WARRANTIES

Each Guarantor represents and warrants to the Administrative Agent and the other Secured Parties that (a) the execution, delivery and performance by such Guarantor of this Agreement have been duly authorized by all necessary corporate or other organizational and, if required, stockholder action, and that this Agreement has been duly executed and delivered by such Guarantor and constitutes a legal, valid and binding obligation of such Guarantor, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (b) all representations and warranties set forth in Article III of the Credit Agreement as to such Guarantor are true and correct in all material respects on each date as and to the extent required by Section 4.02 of the Credit Agreement; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct in all respects.

SECTION 4.

COVENANTS

4.1 Compliance. Each Guarantor will comply with all covenant provisions of Article V and Article VI of the Credit Agreement to the extent such provisions are applicable.

SECTION 5.

MISCELLANEOUS

5.1 Amendments in Writing. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except in accordance with Section 9.02 of the Credit Agreement.

5.2 Notices. All notices, requests and demands to or upon the Administrative Agent or any Guarantor hereunder shall be effected in the manner provided for in Section 9.01 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor c/o ON Semiconductor Corporation at 5701 N. Pima Rd., Scottsdale, AZ 85250, Attention of Bernie Colpitts (Telecopy No. (602) 244-5500; Telephone No. (602) 244-3886) and (in the case of a notice of a Default) to Morrison Foerster LLP, 425 Market St., San Francisco, CA 94105, Attention of Victor Liang. (Telecopy No. (415) 268-7522; Telephone No. (415) 268-6476).

5.3 No Waiver by Course of Conduct; Cumulative Remedies; Enforcement.

(a)        Neither the Administrative Agent nor any Secured Party shall by any act (except by a written instrument pursuant to Section 5.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law; and

(b)        By its acceptance of the benefits of this Agreement, each Secured Party agrees that this Agreement may be enforced only by the Administrative Agent, acting upon the instructions or with the consent of the Required Lenders as provided for in the Credit Agreement, and that no Secured Party shall have any right individually to enforce or seek to enforce this Agreement.

5.4 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Administrative Agent and the Secured Parties and their permitted successors and assigns; provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Agreement except as permitted by the Credit Agreement.

5.5 Set-Off. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, with the consent of the Administrative Agent, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final and in whatever currency denominated) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Guarantor against any of and all the Obligations of such Guarantor now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have. Notwithstanding anything herein or in any other Loan Document to the contrary, in no event shall the assets of any Foreign Subsidiary that is not a Guarantor constitute collateral security for payment of the Obligations of any Guarantor.

5.6 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

5.7 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

5.8 Section Headings. The Section headings used in this Agreement are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

5.9 Integration. This Agreement and the other Loan Documents represent the agreement of the Guarantors, the Administrative Agent and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any other Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

5.10 Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York (without regard to the conflict of law principles thereof to the extent that the application of the laws of another jurisdiction would be required thereby).

5.11 Submission To Jurisdiction; Waivers; Service of Process.

(a)        Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Notwithstanding the foregoing, nothing in any Loan Document shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding to enforce any award or judgment against the Borrower, its Subsidiaries or their respective properties or to exercise any right under the Collateral Documents against any Collateral in the courts of any jurisdiction.

(b)        Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)        Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement.

5.12 Additional Guarantors. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 5.09 of the Credit Agreement shall become a Guarantor, with the same force and effect as if originally named as a Guarantor herein, for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in substantially the same form as the Assumption Agreement attached as Annex 1 hereto.

5.13 Releases.

(a)        This Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Guarantor hereunder shall terminate automatically, all without delivery of any instrument or performance of any act by any party, on the Termination Date.

(b)        A Guarantor shall automatically be released from its obligations under this Agreement (i) upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Guarantor ceases to be a Subsidiary or (ii) upon the designation of such Guarantor as an Unrestricted Subsidiary pursuant to Section 5.11 of the Credit Agreement.

5.14 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.14.

5.15 Keepwell. Each Qualified ECP Loan Party, jointly and severally, hereby absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by any other Loan Party hereunder to honor all of such Loan Party’s obligations under this Agreement in respect of Swap Obligations (provided, however, that each Qualified ECP Loan Party shall only be liable under this Section 5.15 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 5.15, or otherwise under this Agreement, voidable under applicable law, including applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Loan Party under this Section 5.15 shall remain in full force and effect until the Termination Date. Each Qualified ECP Loan Party intends that this Section 5.15 constitute, and this Section 5.15 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC, as a Guarantor

By:	/s/ Thad Trent
	Name:	Thad Trent
	Title:	Executive Vice President, Chief Financial
Officer and Treasurer

APTINA, LLC, as a Guarantor

By:	/s/ Thad Trent
	Name:	Thad Trent
	Title:	Chief Financial Officer, Treasurer and President

FAIRCHILD SEMICONDUCTOR INTERNATIONAL, LLC, as a Guarantor

By:	/s/ Thad Trent
	Name:	Thad Trent
	Title:	Chief Financial Officer, Treasurer and President

FAIRCHILD SEMICONDUCTOR, LLC, as a Guarantor

By:	/s/ Thad Trent
	Name:	Thad Trent
	Title:	Chief Financial Officer, Treasurer and President

FAIRCHILD SEMICONDUCTOR CORPORATION OF CALIFORNIA, LLC, as a Guarantor

By:	/s/ Thad Trent
	Name:	Thad Trent
	Title:	Chief Financial Officer, Treasurer and President

ON SEMICONDUCTOR CONNECTIVITY SOLUTIONS, INC., as a Guarantor

By:	/s/ Thad Trent
	Name:	Thad Trent
	Title:	Chief Financial Officer, Treasurer and President

ON MANAGEMENT, LLC, as a Guarantor

By:	/s/ Thad Trent
	Name:	Thad Trent
	Title:	Chief Financial Officer, Treasurer and President

QUANTENNA, INC., as a Guarantor

By:	/s/ Thad Trent
	Name:	Thad Trent
	Title:	Chief Financial Officer, Treasurer and President

GTAT CORPORATION, as a Guarantor

By:	/s/ Thad Trent
	Name:	Thad Trent
	Title:	Chief Financial Officer, Treasurer and President

GTAT TERRA INC., as a Guarantor

By:	/s/ Thad Trent
	Name:	Thad Trent
	Title:	Chief Financial Officer, Treasurer and President

GTAT IP HOLDING LLC, as a Guarantor

By: GTAT TERRA INC., as its sole member

By:	/s/ Thad Trent
	Name:	Thad Trent
	Title:	Chief Financial Officer, Treasurer and President

Execution Version

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Timothy D. Lee
	Name:	Timothy D. Lee
	Title:	Executive Director

1

Annex 1 to

Guarantee Agreement

ASSUMPTION AGREEMENT, dated as of                     , 20        , made by                      (the “Additional Guarantor”), in favor of JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”). All capitalized terms not defined herein shall have the meaning ascribed to them in the Guarantee Agreement (as defined below).

W I T N E S S E T H :

WHEREAS, ON SEMICONDUCTOR CORPORATION (the “Borrower”), the Lenders and the Administrative Agent have entered into a Credit Agreement, dated as of June 22, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Initial Guarantor has entered into the Guarantee Agreement, dated as of June 22, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guarantee Agreement”) in favor of the Administrative Agent;

WHEREAS, Section 5.09 of the Credit Agreement requires the Additional Guarantor to become a party to the Guarantee Agreement; and

WHEREAS, the Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee Agreement;

NOW, THEREFORE, IT IS AGREED:

1.        Guarantee Agreement. By executing and delivering this Assumption Agreement, the Additional Guarantor, as provided in Section 5.12 of the Guarantee Agreement, hereby becomes a party to the Guarantee Agreement as a Guarantor and Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder.

2.        Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY).

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GUARANTOR]

By:
Name
Title

1